EXHIBIT 77C

                       IXIS ADVISOR CASH MANAGEMENT TRUST
                                  (THE "TRUST")
                                ON BEHALF OF ITS
                               MONEY MARKET SERIES

                           SPECIAL SHAREHOLDER MEETING
                                  JUNE 2, 2005

                                     BALLOT

1.       ELECTION OF TRUSTEES

     VOTED:  To elect the  nominees  listed  below as Trustees of the Trust,  as described  in the Proxy  Statement  of the Trust  dated  April 6, 2005,  to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal. (All Funds voting together by Trust)
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

                                                                 FOR                  AGAINST
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (01) Graham T. Allison, Jr.                     X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,589,034.867         5,640,952.672

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (02) Edward A. Benjamin                         X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,622,773.259         5,607,214.280

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (03) Daniel M. Cain                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,634,538.581         5,595,448.958

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (04) Paul G. Chenault                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,524,104.829         5,705,882.710

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (05) Kenneth J. Cowan                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,564,208.343         5,665,779.196

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (06) Richard Darman                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,598,386.466         5,631,601.073

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (07) Sandra O. Moose                            X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,633,930.530         5,596,057.009

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (08) John A. Shane                              X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,568,810.374         5,661,177.165

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (09) Charles D. Baker                           X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,593,399.163         5,636,588.376

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (10) Cynthia L. Walker                          X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,550,658.357         5,679,329.182

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (11) Robert J. Blanding                         X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,467,029.045         5,765,958.494

                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  (12) John T. Hailer                             X                      X
                                                          ------------------      -----------------
                                                          ------------------      -----------------
                  NUMBER OF VOTES:                         187,608,871.086         5,621,116.453

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